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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   May 9, 2000
                                                    --------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                      0-6533                      87-0277826
-------------------------------      -----------        -----------------------------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer Identification No.)
 incorporation or organization)        file No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                                02116
---------------------------------------                           ------------
(Address of principal executive offices)                            Zip Code

Registrant's telephone number, including area code    (617)  425-0200
                                                    -----------------
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Item 5.  Other Events.
         -------------

On May 9, 2000, the Company announced that trading of the Company's stock would move from the Nasdaq SmallCap Market to the Nasdaq National Market effective with the market's opening on Wednesday, May 10. The stock will continue to trade under the symbol BLSI.



Item 7.  Exhibits.
         ---------

The following Exhibits are filed as part of this report on Form 8-K:

   99.1   Press Release, dated May 9, 2000.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                   BOSTON LIFE SCIENCES, INC.


Dated:  May 22, 2000                               By: /s/Joseph Hernon
                                                       -----------------------
                                                       Joseph Hernon
                                                       Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


  Exhibit No.                                         Page
---------------                                     --------
  99.1        Press Release, dated May 9, 2000         4


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